UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2006
                                                           -----------

                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




       Minnesota                       0-5151                42-0442319
       ---------                       ------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)



      3400 Jackson Street, Dubuque, Iowa                             52001
      ----------------------------------                             -----
   (Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number, including area code 563-556-7730
                                                           ------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 8.01     Other Events

On June 2, 2006, Flexsteel Industries, Inc. Announces Amendment to Credit Agreements. See the Press Release attached.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     FLEXSTEEL INDUSTRIES, INC.
                                     --------------------------
                                            (Registrant)




Date: June 2, 2006                   By: /s/ Timothy E. Hall
                                     ------------------------------------------
                                     Timothy E. Hall
                                     Vice President-Finance, CFO, and Secretary
                                     Principal Financial Officer